                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT:  May 3, 2000

             (Date of earliest event reported)  May 1, 2000

                      DOBSON COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

         OKLAHOMA                    333-23769              73-1110531
(State or other jurisdiction        (Commission            IRS Employer
     of incorporation)              File Number)        Identification No.)

13439 NORTH BROADWAY EXTENSION, SUITE 200
         OKLAHOMA CITY, OKLAHOMA                               73114
 (Address of principal executive offices)                    (Zip Code)

                                   (405) 529-8500
                 (Registrant's telephone number, including area code)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  OTHER EVENTS


On May 1, 2000, Dobson Communications Corporation ("Dobson") announced that it has completed the acquisition of Texas 9 Rural Service Area (RSA) for $125 million. The Texas 9 property is located between Dallas/Fort Worth and Abilene and adjoins Dobson's Texas 10 property. Texas 9 RSA has a population base of approximately 190,000 and encompasses the towns of Brownwood, Stephenville, Hamilton and Hillsboro.

(c) Exhibits

         The following exhibit is filed as a part of this report:


Exhibit
  No.           Description                     Method of Filing
--------        -----------                     ----------------
  99.1          Asset Purchase Agreement dated       (1)[2.17]
                January 5, 2000 for Texas 9 by
                and between Lone Star Cellular,
                Inc., PCM, Inc. and Dobson
                Cellular Systems, Inc.

  99.2          Press Release of the Company,        (2)
                dated May 1, 2000


  (1) Filed as an exhibit to Dobson's Registration Statement on Form S-1 (Registration No. 333-90759) as the exhibit number indicated in brackets and incorporated by reference herein.
  (2) Filed herewith.

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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 3, 2000                      Dobson Communications Corporation
                                        (Registrant)


                                        By /s/ Trent LeForce
                                           ----------------------
                                           Trent LeForce
                                           Assistant Secretary